EXHIBIT 32.1

CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED
PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Eterna Therapeutics Inc. (the “Registrant”) on Form 10-K for the year ended December 31, 2022 (the “Report”), I, Matthew Angel, Chief Executive Officer and President of the Registrant, do hereby certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

(1) the Report, as filed with the Securities and Exchange Commission, fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Dated: March 20, 2023	/s/ Matthew Angel
Matthew Angel
Chief Executive Officer and President
Eterna Therapeutics Inc.